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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 28, 2003
                                                   ----------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)



        Delaware                       0-50158                 47-0863558
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


         580 Kirts Blvd., Suite 300, Troy          Michigan            48084
         --------------------------------          --------            -----
     (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code            (248) 712-7000
                                                   -----------------------------

                                 Not applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEMS 1 -- 4.     NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On April 28, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its financial results for the fiscal year ended January 26, 2003.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A) -- (B)        NOT APPLICABLE.

         (C)               EXHIBITS.

                            99.1    Press Release issued April 28, 2003.

ITEMS 8 -- 10.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRANK'S NURSERY & CRAFTS, INC.


Date: April 28, 2003                 By:   /s/ Alan Minker
                                        ----------------------------------------
                                         Alan Minker
                                         Its: Senior Vice President, Chief
                                              Financial Officer and Treasurer


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                               8-K EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

EX-99.1         Press Release issued April 28, 2003.